Exhibit 10.10

Translation

No.: 42282701-2013 (LF) Z No. 00021

Working Capital Loan Contract

Agricultural Development Bank of China

Borrower (Full name): Laifeng Anpulo (Group) Food Development Co., Ltd.

Business License No: 422827000001641

Legal Representative (Main responsible person): Luo Wenping

Domicile (Address): Hebaliang, Hangkong Road, Xiangfeng Town, Laifeng County

Post code: 445700

Bank of deposit and account No.: Agricultural Development Bank of China, Laifeng Branch; 2034 2282 7001 0000 0050 431

Tel. & Fax: 0718-6286123

Lender (Full name): Agricultural Development Bank of China Laifeng Branch

Legal Representative (Main responsible person): Zhang Fang

Domicile (Address): No. 1, Yuanlin Road, Xiangfeng Town, Laifeng County

Tel. & Fax: 0718-6286208

WHEREAS, the Borrower applies to the Lender for loan and the Lender agrees to issue a loan to the Borrower, pursuant to the provisions of relevant national laws, regulations and rules, the Borrower and the Lender hereby conclude and enter into this Contract on the basis of equality, free will and mutual agreement for both parties hereto to jointly comply with.

Article 1: Type of Loan

The loan hereunder is the short-term loan for industrial leading enterprise in livestock husbandry.

Article 2: Purpose of Loan

The purpose of loan hereunder is to purchase hogs. Without written consent of the Lender, the Borrower shall not change the purpose of loan as agreed herein.

Article 3: Amount of Loan

The amount of loan hereunder is RMB (in words) Ten Million Yuan ONLY (in figures: RMB10,000,000.00). (In case of any inconsistency between the amount in words and in figures, the amount in words shall prevail, similarly hereinafter)

Article 4: Term of Loan

The term of loan hereunder shall be 12 months, commencing from November 22, 2013 to November 21, 2014. Where the commencement date of the term of loan hereunder is inconsistent with that in the credit note handled by the Borrower and the Lender, the date recorded in the credit note upon the first drawdown shall prevail. The maturity date of the term of loan in the credit note hereunder shall not exceed maturity date of the loan agreed herein. The credit note constitutes a part of this Contract and shall have equal legal effect as this Contract.

Article 5: Loan Interest Rate, Penalty Interest Rate and Interest Calculation, Interest Settlement

5.1  The loan interest rate hereunder is annual interest rate, the interest rate hereof is as provided in Item 5.1.1;

5.1.1 The annual loan interest rate announced by the People’s Bank of China, the interest rate thereof is 6%.

5.1.2 _% ______ (higher/lower) than the ______ loan interest rate announced by the People’s Bank of China, the interest rate thereof is _%.

5.1.3 Adjust __ percentage (higher/lower) than the ______ loan interest rate announced by the People’s Bank of China, the interest rate thereof is _%.

5.2  In case of adjustment of benchmark interest rate by the People’s Bank of China, the loan interest rate hereunder shall be applied pursuant to the Item 5.2.3 provided below:

5.2.1 Fixed interest rate, during the term of loan, such interest rate remains the same.

5.2.2 The interest rate shall be adjusted in accordance with the benchmark interest rate, and the interest thereof shall be calculated in period.

5.2.3 Commencing from the actual drawdown date, adjust quarterly (monthly / quarterly / every 6 months / annually), and interest thereof shall be calculated in period. The time of monthly adjustment is the 21st day of every month, the time of quarterly adjustment is the 21st day of the first month of every quarter, the time of adjustment every 6 months is January 21 and July 21 of every year, and the time of annual adjustment is January 21 of every year.

5.3  The penalty interest rate of the loan hereunder is annual interest rate, including:

5.3.1 The penalty interest rate of overdue loan shall be 50% more than the loan interest rate agreed herein.

5.3.2 The penalty interest rate of loan used for the purpose other than that as agreed herein shall be 100% more than the loan interest rate agreed herein.

5.4  In case of adjustment of benchmark interest rate by the People’s Bank of China, the penalty interest rate of the loan hereunder shall be applied pursuant to the Item 5.4.2 provided below:

5.4.1 The penalty interest rate shall not be adjusted.

5.4.2 The penalty interest rate shall be adjusted in accordance with the benchmark interest rate, and the interest thereof shall be calculated in period.

5.5  For the Borrower’s use of loan hereunder, in case of overdue loan and loan used for the purpose other than that as agreed herein exist simultaneously, the Lender shall calculate and collect the penalty interest in accordance with the two penalty interest rates thereof, whichever is higher.

5.6  Interest calculation and interest settlement

5.6.1 The interest of loan hereunder shall be calculated on daily basis commencing from the actual drawdown date, and the interest will be calculated and collected in accordance with the actual number of days of loan and the loan interest rate agreed herein.

5.6.2 During the term of loan agreed herein, if the Borrower fails to pay the interest on time, the compound interest will be calculated and collected (will be calculated and collected / will not be calculated and collected), when calculating and collecting the compound interest, the loan interest rate agreed herein shall apply.

5.6.3 In case of overdue loan hereunder or the Borrower fails to use the loan for the purpose as agreed herein, in respect of interest arising from the Borrower’s failure of payment on time, the compound interest thereof shall be calculated and collected in accordance with the penalty interest rate agreed herein.

5.6.4 The interest of loan hereunder is settled on monthly (monthly / quarterly) basis, the settlement date shall be the 20th day of every month (month / month at the end of quarter)

5.6.5 During the performance of this Contract, in case of the People’s Bank of China adjusts the provision on loan interest rate and penalty interest rate and such provision is applicable to the loan hereunder, the Lender is entitled to calculated the corresponding interest and penalty interest in accordance with the loan interest rate and penalty interest rate after adjustment without further notice to the Borrower.

Article 6: Drawdown

6.1  Upon loan drawdown, the Borrower shall satisfy the following preconditions, otherwise the Lender is entitled to reject the drawdown application of the Borrower:

6.1.1 The Borrower has appropriately gone through approval, registration, delivery and other legal formalities related to the loan hereunder pursuant to the provision of relevant laws and regulations.

6.1.2 If guarantee is available for the loan hereunder, the guarantee contract agreed in accordance with Paragraph 9.2 of this Contract has come into effect pursuant to law. When adopting mortgage guarantee or pledge guarantee, the mortgage right or pledge right has been established and gone through registration formalities pursuant to law.

6.1.3 There is not breach of contract as agreed herein.

6.1.4 The Borrower has provided other relevant materials for handling of loan as required by the Lender.

6.2. The drawdown plan of the Borrower is as follows:

6.2.1 On November 22, 2013, make drawdown at the amount of (in words) RMB Ten Million ONLY (in figures RMB 10,000,000.00);

6.2.2 On _____________ (date), make drawdown at the amount of (in words) RMB _____________ (in figures RMB _____________);

6.2.3 On _____________ (date), make drawdown at the amount of (in words) RMB _____________ (in figures RMB _____________);

6.2.4 On _____________ (date), make drawdown at the amount of (in words) RMB _____________ (in figures RMB _____________);

6.2.5 On _____________ (date), make drawdown at the amount of (in words) RMB _____________ (in figures RMB _____________);

6.3  If the Borrower cannot make drawdown as agreed in Paragraph 6.2 of this article due to special reason, the Borrower shall propose written application to the Lender 10 working days in advance, after consented by the Lender in writing, the drawdown can be made 10 days earlier or later.

6.4  If the Borrower requests to cancel the loan not withdrawn, in whole or in part, the Borrower shall propose written application to the Lender 10 working days before the drawdown date agreed herein, cancellation thereof can only be effective after consented by the Lender in writing.

Article 7: Issue and Payment of Loan Fund

7.1  In respect of the loan hereunder, when the payment object thereof is specific and the single drawdown amount exceeds RMB Ten Million, or in case of the following circumstances, entrusted payment of the Lender will be adopted, the rest loan will be paid by the Borrower at its own discretion.

7.1.1 __________________________________________________________________________;

7.1.2 __________________________________________________________________________.

7.2  Where entrusted payment is adopted for the loan hereunder, the Lender shall examine and verify the drawdown application provided by the Borrower and whether the payment object, payment amount and other information listed in the payment entrustment are consistent with the corresponding business contract and other supporting documents in accordance with the purpose of loan as agreed.

7.3  Where entrusted payment is adopted for the loan hereunder, the Lender shall, through the account of the Borrower, pay the loan fund to the counterparty of the Borrower conforming to the purpose as agreed in the contract in accordance with the drawdown application and payment entrustment of the Borrower.

7.3.1 The payment object and account list are subject to the drawdown application form and payment order of the Borrower, the drawdown application form and payment order shall be the appendix of this Contract.

7.3.2 In respect of the drawdown application and payment entrustment mentioned above, once proposed, they shall not be revoked without the Lender’s written consent.

7.4  Where entrusted payment is adopted for the loan hereunder, when the Lender has remitted the loan into the account of designated Borrower, it shall be deemed that the Lender has issued the loan to the Borrower as agreed herein.

7.5  The Lender is entitled to supervise the dedicated fund collection amount designated or opened by the Borrower in the Lender, and is entitled to ask the Borrower to summarize and report the payment situation of loan fund every 1 (one) month, and examine and verify whether the loan payment is conforming to the agreed purpose through account analysis, voucher verification and on-site investigation.

7.6  Where the Lender, through examination and verification, finds any inconsistency or other defects in the supporting documents of use and other relevant information provided by the Borrower, the Lender is entitled to ask the Borrower to supplement, replace or explain the information or submit it again, before the Borrower’s submission of information satisfactory to the Lender, the Lender is entitled to reject the issue and payment of relevant amount.

7.7  During the performance of this Contract, in case of decrease downgrade of the Borrower’s credit, poor profitability of main business, or abnormal use of loan fund etc., the Lender is entitled to change the payment method of loan or cease issuing and paying the loan fund.

Article 8: Repayment

8.1  The Borrower shall pay the interest in full and on time as agreed herein, and repay the principal of loan as agreed in the Item 8.1.2 below:

8.1.1 The loan for purchase shall be repaid after sale, provided the last repayment time shall not be later than the maturity date agreed herein.

8.1.2 Repayment plan is as follows:

  8.1.2.1 On November 21, 2014, repay (in words) Ten Million ONLY (in figures RMB 10,000,000.00);

  8.1.2.2 On _____________ (date), repay (in words) RMB_____________ (in figures RMB _____________);

  8.1.2.3 On _____________ (date), repay (in words) RMB_____________ (in figures RMB _____________);

  8.1.2.4 On _____________ (date), repay (in words) RMB_____________ (in figures RMB _____________);

  8.1.2.5 On _____________ (date), repay (in words) RMB_____________ (in figures RMB _____________);

8.2  Except for the circumstance as agreed in Item 8.1.1 of this article, if the Borrower repays the principal in advance, the Borrower shall propose written application to the Lender 10 working days before the planned early repayment date, after consented by the Lender in writing, the Borrower may repay part or all of the loan principal in advance. If the Borrower repays part of the principal in advance, the repayment shall be made in reverse order in accordance with in the repayment plan.

8.3  Before the settlement date or principal repayment date as agreed herein, the Borrower shall prepare sufficient payable interest or principal and interest in the account opened in the Lender for the current period, and shall authorize the Lender the collect the receivable interest or principal and interest directly from its account on the second day of settlement date or the principal repayment date as agreed herein.

8.4  When the fund collection situation of the Borrower meets the following condition, the Lender is entitled to collect the loan in advance:

 8.4.1 __________________________________________________________________________;

 8.4.2 __________________________________________________________________________.

Article 9 The method of borrowing hereunder is subject to the Item 9.2 below:

9.1  Adopt method of borrowing on credit.

9.2  Adopt method of borrowing with guarantee, and guarantee contract shall be concluded and signed otherwise;

9.2.1 Adopt method of borrowing with mortgage guarantee, guarantee contract No. is: 42282701-2013 L F (Mortgage) No. 0007;

9.2.2 Adopt method of borrowing with _____________ guarantee, guarantee contract No. is: ______________________________;

9.2.3 Adopt method of borrowing with _____________ guarantee, guarantee contract No. is: ______________________________;

9.2.4 Adopt method of borrowing with _____________ guarantee, guarantee contract No. is: ______________________________;

Article 10: Rights and Obligations of the Borrower

10.1 The Borrower is entitled to learn about relevant credit policy and interest rate policy etc. from the Lender.

10.2 The Borrower is entitled to withdraw and use the loan in accordance with the term, use and drawdown method as agreed herein; besides, the Borrower shall guarantee not to use the borrowed loan in the investment of fixed asset or stock right etc., nor inflow it into the security market or futures market in any way, nor use it in the field and for the purpose prohibited by the country in production or business, nor use it for other purposes prohibited or restricted by the laws and regulations.

10.3 When conforming to the condition as stipulated by the Lender, the Borrower can apply to the Lender for extension of term of loan.

10.4 The Borrower is entitled to ask the Lender to keep the information and situation provided by the Borrower in respect of the liability, financial affairs, production and business etc. confidential, except for otherwise prescribed in laws and regulations and otherwise agreed herein.

10.5 The Borrower shall guarantee that all documents and other materials provided to the Lender are of authenticity, accuracy, completeness and effectiveness, and free of misrepresentation, significant omittance or misleading statement.

10.6 In accordance with the requirement of the Lender, every 1 month, the Borrower shall provide the Lender authentic, complete, legal and effective financial and accounting reports and relevant documents, data and information, and accept and coordinate with the Lender’s inspection and supervision on its production and management, goods and materials inventory, financial situation and use condition of loan.

10.7 The Borrower shall open or designate dedicated fund collection account in the Lender, the account No.: Tail number: 50431, which will be used for collecting the corresponding sales income or planned repayment fund, when required by the Lender, the Borrower shall sign dedicated account supervision agreement with the Lender, promptly provide the Lender the situation on inflow and outflow of fund in such account, and accept the Lender’s supervision on such account. The account supervision agreement thereof shall be supplementary to this Contract.

10.9 Within the term of validity of this Contract, the Borrower shall guarantee to comply with the following provision on financial index restriction:

 10.9.1 __________________________________________________________________________;

 10.9.2 __________________________________________________________________________.

10.10 The Borrower shall promise and undertake to accept and actively coordinate with the Lender’s inspection and supervision on the use condition of loan amount, including the use purpose, through analysis, voucher verification and on-site investigation etc., in accordance with the requirement of the Lender, every 1 month, the Borrower shall summarize and report the use condition of loan fund and provide the use record and information of the loan fund.

10.11 Within the term of validity of this Contract, in case of change of name, legal representative (main responsible person), domicile, communication address, contact number, scope of business, or affiliation relationship, amendment of article of association, or significant adjustment of internal organization etc., the Borrower shall inform the Lender in writing within 15 days commencing from the date of change.

10.12 Within the term of validity of this Contract, if the Borrower provides guarantee for the liability of other person or use its property as the mortgage or pledge to the third person, the Borrower shall inform the Lender in writing 30 days in advance and apply for the Lender’s written consent.

10.13 In case of significant related transaction (including but not limited to significant related purchase and sale contract, leasing, raw material supply, and fund transfer etc.) between and among the Borrower and its controlling shareholder and other affiliated companies, or in case of change of relationship with the affiliated party, or in case of its controlling shareholder and other affiliated companies suffer from severe crisis in business or financial affairs, the Borrower shall inform the Lender in writing within 3 days after the occurrence of the preceding situations.

10.14 Within the term of validity of this Contract, if the Borrower reduces registered capital, substantially increases debt financing, transfers stock right, transfers asset or disposes foreign investment or conducts any behavior sufficiently impacting the achievement of creditor rights of the Lender through contracting, leasing, shareholding reform, joint operation, separation, merger (acquisition) or joint venture (cooperation), the Borrower shall inform the Lender 30 days in advance, and shall implement the liability for satisfaction for the loan debt hereunder after consented by the Lender in writing, or provide other legal and effective guarantee as approved by the Lender in writing, otherwise the Borrower shall not take any of the preceding actions before paying off all the debts hereunder.

10.15 In case of the Borrower suffers from severe difficulty in production and management, deterioration of financial situation, involves in significant economic dispute or in any litigation, arbitration, or criminal or administrative penalty causing significant adverse consequences against its business or financial situation; or in case of the Borrower’s controlling shareholder, director, current senior management personnel involves in significant economic dispute, or has significant adverse record, or the preceding personnel occurs abnormal change, missing or being investigated or restricted of personal freedom by the judicial office pursuant to law; or the important part or all of its property is possessed by other creditor, or is taken over by the designated trustee, receiver or similar personnel; or its property is detained or frozen, or is levied or acquired by the People’s Government; or in case of other significant adverse matters impacting the Borrower’s debt paying ability and might cause the Lender suffering from severe loss, the Borrower shall inform the Lender in writing within 3 days after the occurrence of the preceding situations, and shall take preservative measures to ensure that the principal and interest of the loan hereunder and all the other expenses can be paid off in full as scheduled in accordance with the requirement of the Lender.

10.16 Within the term of validity of this Contract, if the Borrower occurs production halt, close of business, being suspended of business for internal rectification, being cancelled of registration, being revoked of business license, being revoked, applies for or being applied for bankruptcy or dissolution etc., the Borrower shall inform the Lender in writing within 3 days after the occurrence of the preceding situations, and guarantee to repay the principal and interest of loan in accordance with written requirement of the Lender, or take preservative measures for the creditor’s rights as approved by the Lender in writing.

10.17 The loan hereunder adopts method of borrowing with guarantee, in case of change against the Lender’s creditor’s rights, the Borrower shall otherwise provide other legal and effective guarantee as approved by the Lender in writing in accordance with the requirement of the Lender.

10.18 The Borrower shall bear the costs of lawyer service, insurance, transportation, assessment, registration, custody, verification and notarization etc. related to this Contract and the guarantee hereunder.

Article 11: Rights and Obligations of the Lender

11.1 The Lender is entitled to inspect and supervise the Borrower’s production and management, financial activity, goods and materials inventory and use condition of loan, and is entitled to ask the Borrower to provide financial and accounting reports and relevant documents, data and information every 1 month.

11.2 The Lender is entitled to collect the loan principal, interest, penalty interest, compound interest payable by the Borrower and other accrued expenses of the Borrower from the account of Borrower in accordance with the agreement herein.

11.3 If the Borrower evades from the supervision of the Lender, defaults in the payment of principal and interest of loan or conducts any other material breach behavior, the Lender is entitled to implement credit sanctions, report to relevant department or unit, and implement announcement collection through the news media.

11.4 The Lender shall provide the loan to the Borrower in full and as scheduled as agreed herein, except for the delay caused due to the reason of the Borrower.

11.5 The Lender shall keep the information and situation provided by the Borrower in respect of the liability, financial affairs, production and business etc. confidential, except for otherwise prescribed in laws and regulations and otherwise agreed herein.

11.6 When handling entrusted payment, the Lender only conducts formal examination on the payment object information, supporting documents of financing purpose and relevant information provided by the Borrower, where the relevant information provided by the Borrower is unauthentic, inaccurate or incomplete, or the loan account designated by the Borrower or the account of its payment object has been frozen or stopped payment by the competent authority, resulting in the Lender cannot complete the entrusted payment in accordance with the entrustment of the Borrower, the Lender shall not assume any responsibility therefor, and the repayment obligation of the Borrower arisen hereunder shall not be impacted.

11.7 The Lender is entitled to participate in the Borrower’s large financing, asset sales and acquisition, separation, shareholding reform, bankruptcy liquidation and other activities impacting the creditor’s rights of creditor.

11.8 The Lender is entitled to take corresponding reasonable measure for the Borrower in accordance with the Lender’s obligation added by the mandatory or instructional regulation or guidance of the bank administrative and regulatory authority, without prior notice to the Borrower and without prior ask for the Borrower’s written consent.

11.9 The Lender’s failure to exercise or partial exercise or delay exercising any right hereunder shall not constitute waiver or change of such right or other rights, nor impact the Lender’s further exercise of such right or other rights thereafter.

11.10 Within the term of validity of this Contract, in case of change of name, domicile or communication address, the Lender shall inform the Borrower in writing within 15 days commencing from the date of change.

Article 12 Responsibility of Default

12.1 After this Contract has come into effect, both the Borrower and the Lender shall perform the obligation agreed herein. Either party’s nonperformance or incomplete performance of obligation agreed herein shall assume responsibility of default pursuant to law.

12.2 Where the Borrower fails to handle and make drawdown in accordance with agreement herein, the Borrower shall pay delay liquidated damages to the Lender in accordance with the loan interest rate agreed herein based on the amount and number of days of default.

12.3 Under the premises that the Borrower has performed the obligation agreed herein, where the Lender fails to handle and provide loan in accordance with the agreement herein, the Lender shall pay delay liquidated damages to the Borrower in accordance with the loan interest rate agreed herein based on the amount and number of days of default.

12.4 Without the Lender’s written consent, if the Borrower repays the loan hereunder in advance, the Borrower shall pay liquidated damages to the Lender in accordance with the loan interest rate agreed herein based on the amount and number of days of default.

12.5 Where the Borrower fails to repay the loan as scheduled, the Lender is entitled to ask the Borrower to repay within a time limit and to collect the owed principal and interest of loan directly from any account opened by the Borrower in the Lender, meanwhile, for the overdue part of loan, interest will be calculated and collected in accordance with penalty interest rate commencing from the overdue date, for the interest cannot be paid as scheduled, compound interest will be calculated and collected in accordance with penalty interest rate.

12.6 Where the Lender fails to use the loan for the purpose as agreed herein, or fails to make drawdown of loan in the way as agreed, the Lender is entitled to cease issuing loan, early collect the loan, or cancel the contract; besides, the Lender is entitled to calculate and collect interest in accordance with the penalty interest rate commencing from the date of default for the loan used by the Borrower in default, and compound interest will be calculated and collected in accordance with the penalty interest rate for the interest not paid as scheduled.

12.7 Provided the Borrower has any one of the following situation, the Lender is entitled to cease issuing the loan or cancel the loan hasn’t been made drawdown by the Borrower, and is entitled to early collect part or all of the loan; for the loan cannot be collected, liquidated damages will be calculated and collected in accordance with the penalty interest rate of overdue loan on daily basis:

 12.7.1 The Borrower provides false material or material concealing significant facts for examination and verification of loan, or provides false balance sheet, profit and loss statement and other financial and accounting information or those concealing significant facts;

 12.7.2 The Borrower fails to comply with the commitment issues;

 12.7.3 In violation of Paragraph 10.6, Article 10 of this Contract;

 12.7.4 In violation of Paragraph 10.7, Article 10 of this Contract, or the fund collection situation meets the condition as agreed in Paragraph 8.4, Article 8 of this Contract;

 12.7.5 Breakthrough financial index restriction as agreed in Paragraph 10.9, Article 10 of this Contract;

 12.7.6 In violation of contract, evades the entrusted payment through breaking up the whole into parts;

 12.7.7 In violation of Paragraph 10.10, Article 10 of this Contract;

 12.7.8 In violation of Paragraph 10.11, Article 10 of this Contract, causing severe impact on or threat to the achievement of creditor’s rights of the Lender;

 12.7.9 In violation of Paragraph 10.12, Article 10 of this Contract;

 12.7.10 In violation of Paragraph 10.13, Article 10 of this Contract, impacting the safety of the creditor’s rights of the Lender;

 12.7.11 In violation of Paragraph 10.14, Article 10 of this Contract;

 12.7.12 In violation of Paragraph 10.15, Article 10 of this Contract;

 12.7.13 In violation of Paragraph 10.16, Article 10 of this Contract;

 12.7.14 In violation of Paragraph 10.17, Article 10 of this Contract;

 12.7.15 The Borrower has any other situations might cause threat or severe damage to the achievement of creditor’s rights of the Lender.

12.8 Where the Lender takes litigation, arbitration and other legal means to achieve creditor’s rights due to the default of the Borrower, the Borrower shall bear the counsel fee, travelling expenses and other expenses in achieving creditor’s rights paid by the Lender therefor.

Article 13 Contract Effectiveness, Amendment and Cancellation

13.1 This Contract shall come into effect as of the date on which it is signed and stamped with official seal by both the Borrower and the Lender.

13.2 Where the Borrower needs to apply for extension of term for the loan cannot be repaid as scheduled, the Borrower shall propose written application for extension of term to the Lender 30 working days before the expiration of term of loan agreed herein, if guarantee is available for the loan, the Borrower shall also provide written opinion of the guarantor’s consent to continue providing guarantee or otherwise provide other legal and effective guarantee approved by the Lender at the same time, after consented by the Lender through examination and verification, the loan extension agreement shall be concluded and signed.

13.3 Provided the Borrower has any one of the following situations, the Lender is entitled to cancel the contract and ask the Borrower to repay the principal and interest of loan hereunder in advance and compensate all losses of the Lender suffered therefrom;

 13.3.1 In violation of Paragraph 10.14, Article 10 of this Contract, endangering the safety of the creditor’s rights of the Lender;

 13.3.2 In violation of Paragraph 10.15, Article 10 of this Contract, causing severe impact on the achievement of creditor’s rights of the Lender or might cause the Lender suffering from severe damage;

 13.3.3 In violation of Paragraph 10.16, Article 10 of this Contract, endangering the safety of the creditor’s rights of the Lender;

 13.3.4 In violation of Paragraph 10.17, Article 10 of this Contract, causing severe impact on or threat to the achievement of creditor’s rights of the Lender;

 13.3.5 Fails to pay the interest of loan as agreed herein for _________ (month/quarter) consecutively or _________ (month/quarter) accumulatively;

 13.3.6 Has other severe defaults.

13.4 After this Contract has come into effect, unless agreed herein, neither the Borrower nor the Lender can privately amend or cancel this Contract, either party who needs to amend or cancel this Contract shall inform the other party in writing, and written agreement shall be reached upon consensus through mutual consultation.

13.5 Any invalidity or unenforceability of any clause of this Contract shall not impact the validity and enforceability of other clauses, nor impact the effectiveness of the overall contract.

Article 14: Dispute Resolution

14.1 Any dispute arising from the performance of this Contract can be resolved through the consultation between the Borrower and the Lender; if the consultation thereof fails, it shall be resolved in accordance with the Item 14.1.1 below;

 14.1.1 File a lawsuit to the people’s court situated in the Lender’s domicile.

 14.1.2 Submit to the _____________ arbitration committee (place of arbitration_____________) for arbitration in accordance with the current effective arbitration rules of such committee when applying for arbitration.

14.2 During the litigation or arbitration, the clause of this Contract not involved in the dispute shall still be performed.

Article 15: Miscellaneous

15.1 The Borrower hereby promises to deposit or transfer the amount from sales of goods into the account opened in the Lender in full in accordance with the Lender’s provision on the management of enterprise’s amount from sales of goods.

15.2 ________________________________________________________________________.

15.3 ________________________________________________________________________.

Article 16: Supplementary Provisions

16.1 Unless otherwise agreed herein, all notices between the Borrower and the Lender shall be delivered to the opposite party in writing. Once the Lender has issued telex or telegram to the Borrower, and once the postal letter has been delivered to the postal office, it shall be deemed as it has been delivered to the Borrower.

16.2 The appendices of this Contract shall constitute an integral part of this Contract and have equal legal effect as the main body of this Contract.

16.3 During the performance of this contract, if one drawdown date or repayment date is not legal working day, if shall be postponed to the next legal working day.

16.4 The Lender is entitled to, in accordance with provision of relevant laws and regulations or the requirement of financial regulatory authority, provide relevant information of this contract and other relevant information of the Borrower to the credit information system of People’s Bank of China and other credit information database established pursuant to law for the inquiry and use by the institution or individual person with appropriate qualification. The Lender is also entitled to inquire relevant information of the Borrower from the credit information system of People’s Bank of China and other credit information database established pursuant to law for the purpose of concluding and performing this Contract.

16.5 This Contract is made in duplicate, the Borrower holds one copy, the Lender holds one copy, and each copy shall have equal legal effect.

Article 17: Special Reminder

The Lender has reminded the Borrower to pay attention to understand the meaning of each clause herein and its legal consequences comprehensively and accurately, and the Lender has explained on the corresponding clause as required by the Borrower. Both parties do not have any objection on the understanding of each clause of this Contract.

Borrower (Official seal): Laifeng Anpulo (Group) Food Development Co., Ltd. (seal)	Lender (Official seal): Agricultural Development Bank of China Laifeng Branch (seal)
Legal representative (Main responsible person) or authorized representative: Luo Wenping (signature).	Legal representative (Main responsible person) or authorized representative: Zhang Fang (signature).
November 20, 2013	November 20, 2013

The second page Debt certificate Collection notice

Agricultural Development Bank of China Credit Note

Account type: RMB	Drawdown date: November 22, 2013	No.:42282701--2013 L F No.000019
Borrower:	Laifeng Anpulo (Group) Food Development Co., Ltd.		Loan subject	35515	Type of loan:	Short-term loan for industrial leading enterprise in livestock husbandry
Use purpose	To purchase hogs		Maturity date	November 21, 2014	Loan contract No.	42282711-2013 (LF) Z No. 00021
Benchmark interest rate	6%	Floating rate	Overdue loan penalty interest rate	50%	Penalty interest rate for not using the loan for the purpose as agreed in the contract	100%
Loan amount	RMB (in words) Ten Million Yuan ONLY				In figures: RMB10,000,000.00
Loan main document code	100172105278			Loan ledger accounts	00000100172105278000131
Customer code	000000117801201		Deposit account	20340282700100000039941		Fund attributes code

The loan listed above has been transferred into the deposit account of your unit, please use it for the purpose as agreed in the loan contract and repay as scheduled.

Bank Accounting Department Signature/Seal

             Reviewed by:                                       Recorded by: